Exhibit 10s

*Confidential Treatment Requested

AMENDMENT

TO THE

PARTNERSHIP AGREEMENT

OF

BRISTOL-MYERS SQUIBB SANOFI PHARMACEUTICALS HOLDING

PARTNERSHIP

This Amendment (this “Amendment”), dated as of January 1, 2013 (the “Effective Date”) to the Partnership Agreement (the “Partnership Agreement”) of Bristol-Myers Squibb Sanofi Pharmaceuticals Holding Partnership (“JVB”), dated as of January 1, 1997, by and between sanofi-aventis U.S. LLC (as successor-in-interest to Sanofi Pharmaceuticals, Inc., the “Sanofi Partner”) and Bristol-Myers Squibb Investco, L.L.C. (or any successor-in-interest, the “BMS Partner” and together with the Sanofi Partner, the “Parties” and, individually, each a “Party”). Except as otherwise noted, any capitalized terms not herein defined shall have the meaning ascribed to them in the Partnership Agreement.

WHEREAS, pursuant to a master restructuring agreement (“Master Agreement”), dated as of September 27, 2012 by and between Sanofi (“Sanofi”) and Bristol-Myers Squibb Company (“BMS”), Sanofi and BMS have agreed to simplify the overall governance, operating and financial principles of their alliance with respect to (i) Irbesartan Products worldwide (other than in Japan, which is not in their alliance) and (ii) Clopidogrel Products worldwide (other than in Japan, which is not in their alliance, and in the United States) (the “Restructuring”);

WHEREAS, as part of the Restructuring, the Parties wish to amend certain provisions of the Partnership Agreement to reflect the transfer to sanofi-aventis U.S. LLC of all of JVB’s rights and obligations with respect to the distribution and commercialization of the Products (other than with respect to Clopidogrel Products in the United States of America) in Territory B1 (as defined in the Master Agreement) and sanofi-aventis U.S. LLC shall be responsible for all decisions relating to distribution and commercialization of the Products in Territory B1 as of the Effective Date; and

WHEREAS, the Restructuring is not intended to change the overall governance, operating, and financial principles of the alliance with respect to Clopidogrel or Clopidogrel Products in the United States of America other than as set forth herein.

NOW THEREFORE, the Parties, in consideration of the foregoing and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the Parties) hereby agree by mutual consent:

1.	Amendments. The Parties hereby agree that the Partnership Agreement shall be amended as of the Effective Date to provide the following:

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

a.	All countries other than the United States of America shall no longer be included within the definition of “Territory B” in the Partnership Agreement and, as such, Section 1.01 of the Partnership Agreement shall be amended to remove Territory B1 (as defined in the Master Agreement) and all references to “Territory B” throughout the Partnership Agreement shall mean solely the United States of America (which, in any event, shall not include Irbesartan in the United States of America).

b.	The definition of “Product” or “Products” in Section 1.01 of the Partnership Agreement, and all references to “Product” throughout the Partnership Agreement, shall mean Clopidogrel and the Clopidogrel Products only. All references to “Irbesartan” or “Irbesartan Products” or “Irbesartan Products in the United States of America” throughout the Partnership Agreement shall be deleted in their entirety, as the purpose of JVB shall be the development, manufacturing, commercialization and sale of the Clopidogrel Product in the United States of America (which includes Puerto Rico).

c.	Section 2.03 of the Partnership Agreement shall be amended and restated in its entirety as follows:

“Section 2.03. Purpose. The businesses and purposes of the Partnership shall be (a) to carry on all activities related to the development, manufacturing, commercialization and sale of the Clopidogrel Products in Territory B (which, for the avoidance of doubt, means the United States of America (which includes Puerto Rico), and (b) to enter into, make and perform all such contracts and other undertakings, and to engage in all such activities and transactions, as may be necessary or desirable to conduct such businesses and activities.”

d.	A new Section 6.09 shall be added to the Partnership Agreement to provide the following:

“Section 6.09. Tax Matters Following Termination. Following the termination of the Partnership Agreement, the [*] shall retain the responsibilities of Tax Matters partner with respect to all tax periods ending on or prior to the date of such termination. In connection therewith, the [*] shall: (i) promptly provide the [*] with copies of notices or other materials from, and inform the [*] of discussions with, U.S. federal and state tax authorities; (ii) provide the [*] with notice of all scheduled administrative proceedings, including, without limitation, meetings with agents of such tax authorities, technical advice, conferences and appellate hearings, in each case promptly after receiving notice of the scheduling of such proceedings and (ii) not agree to any settlement agreement with such tax authority with respect to JVB-related items of income, gain, loss or deduction without the [*] prior written consent; provided, that the [*] may request extensions to file all tax returns or statements without the [*] prior written consent (and the [*] shall provide the [*] with notice of any such requests).

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e.	The first sentence of Section 10.2(b) of the Partnership Agreement shall be deleted in its entirety.

f.	Section 12.01 of the Partnership Agreement shall be amended and restated in its entirety as follows:

“Section 12.01. Notices. All notices, requests, claims, demands and other communications hereunder (collectively, “Notices”) shall be in writing, shall be in the English language, and shall be given or made by delivery in person, by courier services, by facsimile (with receipt confirmed) or by registered or certified mail (return receipt requested, with postage prepaid), to the respective Persons at the following addresses:

If to the Partnership or the BMS Partner, to:

Bristol-Myers Squibb Investco, L.L.C.

c/o Bristol-Myers Squibb Company

Route 206 & Province Line Road

Princeton, NJ 08543-4000 USA

Attention: Sanofi Alliance Manager

with a copy (which shall not constitute notice), to:

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, NY 10007 USA

Attn: [omitted]

Email: [omitted]

and

If to the Sanofi Partner, to:

sanofi-aventis U.S. LLC

55 Corporate Drive

Bridgewater, NJ 08807 USA

Attn: [omitted]

Facsimile: (908) 981-5705

with a copy (which shall not constitute notice), to:

sanofi-aventis U.S. LLC

55 Corporate Drive

Bridgewater, NJ 08807 USA

Attn: [omitted]

Facsimile: (908) 981-7833

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

and

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153 USA

Attn: [omitted]

Facsimile: (212) 310-8007

Email: [omitted]

2.	Remainder of the Agreement. Except as explicitly amended hereby, other provisions of the Partnership Agreement (as otherwise amended, modified, supplemented or restated prior to the Effective Date) shall remain unchanged.

3.	Representations and Warranties. Each of the Parties hereto represents and warrants to each other as of the date hereof that (a) it has the requisite authority and power to enter into this Amendment and (b) the execution and delivery of this Amendment has been duly authorized and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

4.	Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

5.	Successors and Assigns. The terms of this Agreement and the respective rights and obligations of the Parties hereunder shall be binding upon, and inure to the benefit of, their respective successors and assigns.

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*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

SANOFI-AVENTIS U.S. LLC

By:	/s/ T. Saugier
Name: T. Saugier Title: Authorized representative

BRISTOL-MYERS SQUIBB INVESTCO, L.L.C.

By:	/s/ Katherine Kelly
Name: Katherine Kelly Title: Secretary

[Signature Page to Territory B Partnership Agreement Amendment]

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION